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                United States Securities and Exchange Commission
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 26, 2007


                                 GeneLink, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


PA                             00-30518                       23-2795613
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(State or other        (Commission File Number)     (IRS Employer Identification
Jurisdiction of                                                  No.)
Incorporation)

    Newport Financial Center, 113 Pavonia Avenue, #313, Jersey City, NJ 07310
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 558-4363
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02  Unregistered Sales of Equity Securities
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     On January 26, 2007, two noteholders converted $121,131.19 of principal and interest of convertible secured promissory notes of GeneLink, Inc. into 2,422,625 shares of restricted common stock of GeneLink, Inc. at a price of $0.05 per share.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GeneLink, Inc.
                                                  --------------
                                                   (Registrant)



                                            By: /s/ Monte E. Taylor, Jr.
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                                                  Monte E. Taylor, Jr.
                                                  Acting Chief Executive Officer


Dated: January 29, 2007


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